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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 1, 2002


                               BOC FINANCIAL CORP.
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             (Exact name of Registrant as specified in its charter)




     North Carolina                  000-24245                  56-6511744
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 (State or other jurisdiction   (Commission File No.)          (IRS Employer
  of incorporation)                                       Identification number)



             107 South Central Avenue, Landis, North Carolina 28088
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (704) 857-7277


                                 Not Applicable
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                 (Former address of principal executive offices)


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Item 2.  Acquisition or Disposition of Assets.
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(a)      On December 31, 2001, pursuant to an Agreement and Plan of
         Reorganization and Merger dated July 20, 2001 (the "Agreement") between the Registrant, the Registrant's wholly-owned subsidiary, Bank of the Carolinas ("Carolinas"), and Bank of Davie, Mocksville, North Carolina ("Davie"), which was approved by the Registrant's shareholders at a special meeting on December 11, 2001, all of the outstanding $1.00 par value common stock of the Registrant was acquired by Davie. Under the terms of the Agreement, each share of the Registrant's common stock was exchanged for 0.92 shares of Davie's $5.00 par value common stock. Also pursuant to the Agreement and in connection with the share exchange, Davie changed its name to "Bank of the Carolinas."

Item 7.  Financial Statements and Exhibits.
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(a)      Financial statements of businesses acquired.

         N/A

(b)      Pro Forma Financial Information.

   1. Registrant and Davie unaudited pro forma condensed combined balance sheet at June 30, 2001, the unaudited pro forma condensed combined statements of income for the six months ended June 30, 2001 and for the year ended December 31, 2000, and the related notes to the unaudited pro forma condensed combined financial information and the unaudited pro forma combined capitalization at June 30, 2001 are incorporated by reference to Registrant's Definitive Proxy Statement on Schedule 14A (000-24245) filed October 31, 2001.

(c)      Exhibits

   2 The Agreement and Plan of Reorganization and Merger is incorporated by reference to Appendix A to the Joint Proxy Statement-Offering Circular contained in Registrant's Definitive Proxy Statement on Schedule 14A (000-24245) filed October 31, 2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOC FINANCIAL CORP.



                                    By: /s/ Stephen R. Talbert
                                        -------------------------------------
                                          Stephen R. Talbert,
                                          Chief Executive Officer

Dated:  January 7, 2002






























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                                  EXHIBIT INDEX

        Exhibit
         Number                          Description of Exhibit

           2 The Agreement and Plan of Reorganization and Merger is incorporated by reference to Appendix A of the Joint Proxy Statement-Offering Circular contained in the Registrant's Definitive Proxy Statement on Schedule 14A (000-24245) filed October 31, 2001.

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